Balance Sheet Accounts and Supplemental Disclosures - Schedule of Accumulated Other Comprehensive Loss, Net of Income Taxes (Detail) (USD $) In Millions, unless otherwise specified	May 31, 2013	Nov. 30, 2012	Nov. 30, 2011	Nov. 30, 2010
Accumulated Other Comprehensive Income (Loss) [Line Items]
Actuarial losses, net	$ (444.8)	$ (491.0)	$ (304.2)	$ (285.9)
Prior service credits	4.3	4.7	4.8	4.7
Accumulated other comprehensive loss	$ (440.5)	$ (486.3)	$ (299.4)	$ (281.2)